BUSDOCS/1539650.4
                 SMITH BARNEY INVESTMENT SERIES


                    Certificate of Amendment

     The undersigned, constituting a majority of the Trustees of Smith Barney Investment Series (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's Declaration of Trust, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, in accordance with the provisions of the Trust Document, the following amendments to the Trust Document have been duly adopted by the Trustees of the Trust:

     1. The name of the Trust is hereby changed from "Smith Barney Investment Series" to "Legg Mason Partners Investment Series," and all references to the name of the Trust in the Trust Document are hereby accordingly amended.

     2. The name of each series of beneficial interests of the Trust listed below is hereby changed as set forth below, and all references to such series in the Trust Document are hereby amended accordingly:

        Current Series Name and      New Series Name and Class
        Class Name, if applicable    Name, if applicable
        SB Growth and Income Fund    Legg Mason Partners Growth
                                     and Income Fund
        Smith Barney Dividend        Legg Mason Partners
        Strategy Fund                Dividend Strategy Fund
        Smith Barney International   Legg Mason Partners
        Fund                         International Fund

     This Amendment shall become effective on April 7, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]


IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the 31st day of March 2006.




/s/ Elliott J. Berv           /s/ Donald M. Carlton
Elliott J. Berv, as Trustee   Donald M. Carlton, as Trustee
and not individually          and not individually

/s/ A. Benton Cocanougher     /s/ Elliott J. Berv
A. Benton Cocanougher, as     Mark T. Finn, as Trustee
Trustee                       and not individually
and not individually

/s/ R. Jay Gerken             /s/ Elliott J. Berv
R. Jay Gerken, as Trustee     Stephen Randolph Gross, as
and not individually          Trustee
                              and not individually

/s/ Diana R. Harrington       /s/ Susan B. Kerley
Diana R. Harrington, as       Susan B. Kerley, as Trustee
Trustee                       and not individually
and not individually

/s/ Alan G. Merten            /s/ R. Richardson Pettit
Alan G. Merten, as Trustee    R. Richardson Pettit, as
and not individually          Trustee
                              and not individually


              LEGG MASON PARTNERS INVESTMENT SERIES


                    Certificate of Amendment

     The undersigned, constituting a majority of the Trustees of Legg Mason Partners Investment Series (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's Declaration of Trust, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, in accordance with the provisions of the Trust Document, the following amendments to the Trust Document have been duly adopted by the Trustees of the Trust:

     1.The name of each series and class of shares of beneficial interests of the Trust listed below is hereby changed as set forth below, and all references to such series and classes in the Trust Document are hereby amended accordingly:

        Current Series Name and      New Series Name and Class
        Class Name, if applicable    Name, if applicable
        Smith Barney Dividend        Legg Mason Partners
        Strategy Portfolio           Variable Dividend Strategy
                                     Portfolio
        SB Government Portfolio      Legg Mason Partners
                                     Variable Government
        -Class:   Smith Barney       Portfolio
        Class A                      -Class:   Class A
              Salomon Brothers            Class B
        Class B
        Smith Barney Growth and      Legg Mason Partners
        Income Portfolio             Variable Growth and Income
                                     Portfolio
        Smith Barney Premier         Legg Mason Partners
        Selections All Cap Growth    Variable Premier Selections
        Portfolio                    All Cap Growth Portfolio

     This Amendment shall become effective on May 1, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]


IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the 20th day of April 2006.




/s/ Elliott J. Berv           /s/ Donald M. Carlton
Elliott J. Berv, as Trustee   Donald M. Carlton, as Trustee
and not individually          and not individually

/s/ A. Benton Cocanougher     /s/ Elliott J. Berv
A. Benton Cocanougher, as     Mark T. Finn, as Trustee
Trustee                       and not individually
and not individually

/s/ R. Jay Gerken             /s/ Elliott J. Berv
R. Jay Gerken, as Trustee     Stephen Randolph Gross, as
and not individually          Trustee
                              and not individually

/s/ Diana R. Harrington       /s/ Susan B. Kerley
Diana R. Harrington, as       Susan B. Kerley, as Trustee
Trustee                       and not individually
and not individually

/s/ Alan G. Merten            /s/ R. Richardson Pettit
Alan G. Merten, as Trustee    R. Richardson Pettit, as
and not individually          Trustee
                              and not individually

              LEGG MASON PARTNERS INVESTMENT SERIES

                      Amended and Restated
            Establishment and Designation of Classes


WHEREAS, the Trustees of Legg Mason Partners Investment Series (the "Trust"), a Massachusetts business trust, acting pursuant to the Trust's Declaration of Trust, have previously divided the shares of each series of the Trust to create the classes of shares, within the meaning of Section 6.10 of the Trust's Declaration of Trust;

WHEREAS, the Trustees determined that it was in the best interests of holders of Salomon Brothers Class A, Class B, Class C, Class O and Class Y shares (the "Salomon Brothers Classes") of the series of the Trust that, as of April 7, 2006, is designated as "Legg Mason Partners Growth and Income Fund" (the "Fund") to convert automatically into the class of shares of the Fund that has been designated as "Smith Barney Class A shares";

WHEREAS, the above-referenced conversion occurred on April 21, 2006;

WHEREAS, there are no longer any outstanding shares of the Salomon Brothers Classes of shares of the Fund; and

WHEREAS, the Trustees determined to rename certain remaining classes of shares of certain series of the Trust;

NOW, THEREFORE, the Trustees hereby amend and restate the Establishment and Designation of Classes, as set forth below, in order to terminate and remove all references to the Salomon
Brothers Classes of the Fund:

     1.   The classes of Shares of each of Legg Mason Partners
          Dividend Strategy Fund and Legg Mason Partners International Fund are designated Class A shares, Class B shares, Class C shares, Class Y shares and Class 1 shares.

  The classes of Shares of Legg Mason Partners Growth and Income
  Fund are designated Class A shares, Class B shares, Class C shares, Class O shares, Class P shares, Class Y shares and
  Class 1 shares

  The classes of Shares of SB Government Portfolio are designated Smith Barney Class A shares and Salomon Brothers
  Class B shares.

     Shares of the remaining series have not been divided into classes.

     2. Shares of each class are entitled to all the rights and preferences accorded to Shares under the Declaration.

     3. For Shares of each class, the purchase price, the method of determination of the net asset value, the price, the terms and manner of redemption, any conversion feature, the relative dividend rights of holders thereof, and any other rights, privileges, features or qualifications, shall be as determined from time to time by the Trustees of the Trust in accordance with the Declaration, as set forth in the current prospectus and statement of additional information of the Trust or any series thereof relating to the class, as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1933, as amended.

     4. A class of Shares of any series of the Trust may be terminated by the Trustees at any time by written notice to the Shareholders of the class.

     5. The designation of each class of Shares of the Fund hereby shall not impair the power of the Trustees from time to time to designate additional classes of Shares of the Fund.

     6. Subject to the applicable provisions of the 1940 Act and the Declaration, the Trustees may from time to time modify the preferences, voting powers, rights and privileges of any of the classes designated hereby without any action or consent of the Shareholders.

     This Amendment shall be effective on April 21, 2006 at 5:00 p.m. EDT.


                   [signature page to follow]


IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment as of the 20th day of April 2006.




/s/ Elliott J. Berv           /s/ Donald M. Carlton
Elliott J. Berv, as Trustee   Donald M. Carlton, as Trustee
and not individually          and not individually

/s/ A. Benton Cocanougher     /s/ Elliott J. Berv
A. Benton Cocanougher, as     Mark T. Finn, as Trustee
Trustee                       and not individually
and not individually

/s/ R. Jay Gerken             /s/ Elliott J. Berv
R. Jay Gerken, as Trustee     Stephen Randolph Gross, as
and not individually          Trustee
                              and not individually

/s/ Diana R. Harrington       /s/ Susan B. Kerley
Diana R. Harrington, as       Susan B. Kerley, as Trustee
Trustee                       and not individually
and not individually

/s/ Alan G. Merten            /s/ R. Richardson Pettit
Alan G. Merten, as Trustee    R. Richardson Pettit, as
and not individually          Trustee
                              and not individually



              Legg Mason Partners Investment Series
                        CitiFunds Trust I


   Amendment to the Amended and Restated Declaration of Trust

     The undersigned, constituting a majority of the Trustees of the Legg Mason Partners Investment Series and CitiFunds Trust I (each, a "Trust"), each a Massachusetts business trust, acting pursuant to such Trust's Amended and Restated Declaration of Trust, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Document"), do hereby certify that, with respect to each Trust, in accordance with the provisions of the Trust Document of the Trust, the following amendments to the Trust Document have been duly adopted by the Trustees of the Trust:


     1. With respect to each series of shares of beneficial interests of the Trust for which "Class Y shares" have been established, such Class Y shares are hereby re-designated as "Class I shares", and all references to "Class Y shares" in the Trust's Trust Document are hereby amended accordingly.

     This Amendment shall become effective on November 20, 2006 at 9:00 a.m. EDT.

                   [signature page to follow]


     IN WITNESS WHEREOF, the undersigned, being at least a majority of the Trustees of the Trust, have executed this Amendment to the Amended and Restated Declaration of Trust as of this 20th day of November, 2006.



Elliott J. Berv, as Trustee   Donald M. Carlton, as Trustee
and not individually          and not individually

/s/ A. Benton Cocanougher     /s/ Elliott J. Berv
A. Benton Cocanougher, as     Mark T. Finn, as Trustee
Trustee                       and not individually
and not individually

/s/ R. Jay Gerken             /s/ Elliott J. Berv
R. Jay Gerken, as Trustee     Stephen Randolph Gross, as
and not individually          Trustee
                              and not individually

/s/ Diana R. Harrington       /s/ Susan B. Kerley
Diana R. Harrington, as       Susan B. Kerley, as Trustee
Trustee                       and not individually
and not individually

/s/ Alan G. Merten
Alan G. Merten, as Trustee    R. Richardson Pettit, as
and not individually          Trustee
                              and not individually